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                                      APPENDIX A

                              (AS REVISED JULY 17, 1997)

                           LIST OF FUNDS AND THEIR CLASSES


1.  Delaware Group Equity Funds I, Inc.

         Delaware Fund

              Delaware Fund A Class
              Delaware Fund B Class
              Delaware Fund C Class
              Delaware Fund Institutional Class

         Devon Fund

              Devon Fund A Class
              Devon Fund B Class
              Devon Fund C Class
              Devon Fund Institutional Class

2.  Delaware Group Equity Funds II, Inc.

         Decatur Income Fund

              Decatur Income Fund A Class
              Decatur Income Fund B Class
              Decatur Income Fund C Class
              Decatur Income Fund Institutional Class

         Decatur Total Return Fund

              Decatur Total Return Fund A Class
              Decatur Total Return Fund B Class
              Decatur Total Return Fund C Class
              Decatur Total Return Fund Institutional Class

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3.  Delaware Group Equity Funds III, Inc.

              Trend Fund A Class
              Trend Fund B Class
              Trend Fund C Class
              Trend Fund Institutional Class

4.  Delaware Group Equity Funds IV, Inc.

         DelCap Fund

              DelCap Fund A Class
              DelCap Fund B Class
              DelCap Fund C Class
              DelCap Fund Institutional Class

         Capital Appreciation Fund (Added November 29, 1996)

              Capital Appreciation Fund A Class
              Capital Appreciation Fund B Class
              Capital Appreciation Fund C Class
              Capital Appreciation Fund Institutional Class

5.  Delaware Group Equity Funds V, Inc.

         Small Cap Value Fund

              Small Cap Value Fund A Class
              Small Cap Value Fund B Class
              Small Cap Value Fund C Class
              Small Cap Value Fund Institutional Class

         Retirement Income Fund (Added November 29, 1996)

              Retirement Income Fund A Class
              Retirement Income Fund B Class
              Retirement Income Fund C Class
              Retirement Income Fund Institutional Class

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6.  Delaware Group Global & International Funds, Inc.

         International Equity Fund

              International Equity Fund A Class
              International Equity Fund B Class
              International Equity Fund C Class
              International Equity Fund Institutional Class

         Global Bond Fund

              Global Bond Fund A Class
              Global Bond Fund B Class
              Global Bond Fund C Class
              Global Bond Fund Institutional Class

         Global Assets Fund

              Global Assets Fund A Class
              Global Assets Fund B Class
              Global Assets Fund C Class
              Global Assets Fund Institutional Class

         Emerging Markets Fund (Added July 21, 1997)

              Emerging Markets Fund A Class
              Emerging Markets Fund B Class
              Emerging Markets Fund C Class
              Emerging Markets Fund Institutional Class

         International Small Cap Fund (Added July 21, 1997)

              International Small Cap Fund A Class
              International Small Cap Fund B Class
              International Small Cap Fund C Class
              International Small Cap Fund Institutional Class

         Global Equity Fund (Added July 21, 1997)

              Global Equity Fund A Class
              Global Equity Fund B Class
              Global Equity Fund C Class
              Global Equity Fund Institutional Class

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7.  Delaware Group Income Funds, Inc.

         Strategic Income Fund (Added September 30, 1996)

              Strategic Income Fund A Class
              Strategic Income Fund B Class
              Strategic Income Fund C Class
              Strategic Income Fund Institutional Class

8.  Voyageur Mutual Funds III, Inc.

         Tax-Efficient Equity Fund (Series E) (Added July 1, 1997)*

              Tax-Efficient Equity Fund A Class
              Tax-Efficient Equity Fund B Class
              Tax-Efficient Equity Fund C Class
              Tax-Efficient Equity Fund Institutional Class

* The Institutional Class was added on August 28, 1997.